SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 9, 2010
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03(a)— AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
     Effective November 9, 2010, the board of directors of Ashford Hospitality Trust, Inc. (the “Company”) adopted and approved Amendment No. 2 to the Amended and Restated Bylaws (‘Bylaws”) of the Company to clarify the segregation of duties of the President and Chief Executive Officer.
     The foregoing summary is qualified in its entirety by reference to the Company’s Bylaws, as amended, filed as Exhibit 3.1 hereto and incorporated herein by reference.
ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description
3.1	Bylaws of the Company, as amended

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 12, 2010

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel